Exhibit 77(q)(1)

                                    Exhibits

(a)(1) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share for ING Equity Trust dated January 17, 2005 for ING Principal Protection Fund XIII filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A on January 1, 2005 and incorporated herein by reference.

(a)(2) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share for ING Equity Trust dated January 31, 2005 for ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A on January 1, 2005 and incorporated herein by reference.

(a)(3) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share for ING Equity Trust dated February 1, 2005 for ING Principal Protection Fund XIV filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A on January 1, 2005 and incorporated herein by reference.

(a)(4) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share for ING Equity Trust dated April 29, 2005 for ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A on April 28, 2005 and incorporated herein by reference.

(e)(1) Second Amended and Restated Investment Management Agreement dated February 1, 2005 between ING Equity Trust and ING Investments, LLC regarding ING Disciplined LargeCap Fund, ING LargeCap Value Fund, ING MidCap Opportunities Fund, ING MidCap Value Choice Fund, ING MidCap Value Fund, ING Real Estate Fund, ING SmallCap Opportunities Fund, ING SmallCap Value Choice Fund and ING SmallCap Value Fund filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A on January 1, 2005 and incorporated herein by reference. (e)(2) Schedule A with respect to the Sub-Advisory Agreement between ING Investments, LLC and NWQ Investment Management Company, LLC regarding ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A on January 1, 2005 and incorporated herein by reference.